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                          WAYNE HUMMER INVESTMENT TRUST

                         WAYNE HUMMER MONEY MARKET FUND
                            WAYNE HUMMER GROWTH FUND
                            WAYNE HUMMER INCOME FUND
                         WAYNE HUMMER COREPORTFOLIO FUND

                        SUPPLEMENT DATED MARCH 3, 2003 TO
                         PROSPECTUS DATED JULY 31, 2002

     In addition to its contractual undertaking in the investment advisory contract to waive its advisory fee or to reimburse the operating expenses of a Fund under certain circumstances, as described on page 22 of the prospectus, the investment adviser may from time to time voluntarily waive all or a portion of its advisory fees payable by the Money Market Fund.

                                    * * * * *

The following text replaces the paragraph on page 23 of the prospectus under the heading Management and Organization - Investment Adviser and Portfolio Managers
- Income Fund and Money Market Fund as of March 2003:

          DAVID P. POITRAS and DAVID J. GALVAN are the co-portfolio managers of the Income Fund and of the Money Market Fund. Mr. Poitras, executive vice president and director of fixed income of Wayne Hummer Investments L.L.C. (Wayne Hummer), the Funds' distributor, joined Wayne Hummer in 1985. Prior to March 2003, he had been the sole portfolio manager of the Income Fund since 1992 and of the Money Market Fund since 1987. He serves as managing director/first vice president and director of the investment adviser and vice president of the Funds. He earned a Bachelor of Science degree in finance from Northern Illinois University. He is a member of the Municipal Bond Club of Chicago and the Bond Club of Chicago.

          Mr. Galvan, vice president of the investment adviser, joined Wintrust Financial Corporation (Wintrust) in June 1999, and currently is its vice president, investments. Prior to joining Wintrust, he served as vice president, investments for AMCORE Bank in Rockford, Illinois. He earned a Bachelor of Science degree in finance and a Masters in Business Administration degree from Rockford College.

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Bell, Boyd & Lloyd LLC                        THREE FIRST NATIONAL PLAZA
                                              70 WEST MADISON STREET, SUITE 3300
                                              CHICAGO, ILLINOIS 60602-4207
                                              312 372-1121  FAX 312 372-2098
VEENA K. JAIN
312 807-4287                                  OFFICES IN CHICAGO
vjain@bellboyd.com                            AND WASHINGTON, D.C.


                                  March 3, 2003

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


                          Wayne Hummer Investment Trust
                        1933 Act Registration No. 2-87153
                       1940 Act Registration No. 811-03880


Ladies and Gentlemen:

     On behalf of Wayne Hummer Investment Trust, a Massachusetts business trust (the "Trust"), and pursuant to rule 497(e) under the Securities Act of 1933, we are transmitting for electronic filing a copy of the supplement dated March 3, 2003 to the Trust's prospectus dated July 31, 2002.

                                        Very truly yours,

                                        /s/ Veena K. Jain

                                        Veena K. Jain